                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               January 26, 1998



                                MGM GRAND, INC.
                 ---------------------------------------------
              (Exact Name of Registrant as specified in Charter)






 Delaware                        0-16760                         88-0215232
--------------------------------------------------------------------------------
(State or other                  (Commission                     (IRS Employer
jurisdiction of                  File Number)                    Identification
incorporation)                                                   Number)



          3799 Las Vegas Boulevard South, Las Vegas, Nevada    89109
          ----------------------------------------------------------
            (Address of principal executive offices)    (Zip Code)


                                (702) 891-3333
                       ---------------------------------
              (Registrant's telephone number, including area code)

       _________________________________________________________________
         (Former name or former address, if changed since last report)

Item 5.  Other Events
         ------------

     On January 26, 1998, MGM Grand, Inc., a Delaware corporation (the "Company") entered into a Purchase Agreement (the "January 26 Purchase Agreement") by and between the Company, certain of its wholly-owned subsidiaries (the "Subsidiary Guarantors"), BancAmerica Robertson Stephens and each of the Underwriters named in the January 26 Purchase Agreement, regarding the sale by the Company and the purchase by such Underwriters of $300,000,000 aggregate principal amount of the Company's 6.95% Senior Collateralized Notes Due 2005 (the "6.95% Notes"). The January 26 Purchase Agreement is filed as Exhibit 1(1) to this Current Report.

     On February 2, 1998, the Company entered into an Indenture (the "February 2 Indenture") by and among the Company, as issuer, the Subsidiary Guarantors and PNC Bank, National Association, as Trustee, in connection with the issuance of the 6.95% Notes. The February 2 Indenture is filed as Exhibit 4(1) to this Current Report.

     On February 3, 1998, the Company entered into a Purchase Agreement (the "February 3 Purchase Agreement") by and among the Company and the Subsidiary Guarantors, on the one hand, and Deutsche Morgan Grenfell Inc. and BancAmerica Robertson Stephens, as Underwriters thereunder, on the other hand, regarding the sale by the Company and the purchase by such Underwriters of $200,000,000 aggregate principal amount of the Company's 6-7/8% Senior Collateralized Notes Due 2008 (the "6-7/8% Notes"). The February 3 Purchase Agreement is filed as
Exhibit 1(2) to this Current Report.

     On February 6, 1998, the Company entered into an Indenture (the "February 6 Indenture") by and among the Company, as Issuer, the Subsidiary Guarantors and U.S. Trust Company of California, N.A., as Trustee, in connection with the issuance of the 6-7/8% Notes. A schedule setting forth the material details in which the February 6 Indenture differs from the February 2 Indenture is filed as
Exhibit 4(2) to this Current Report.

     The Company is filing this Current Report for purposes of incorporating by reference this Current Report and the January 26 Purchase Agreement, the February 3 Purchase Agreement, the February 2 Indenture and the schedule describing relevant provisions of the February 6 Indenture, as exhibits hereto, into the description of those purchase agreements and indentures set forth in the Company's Registration Statement on Form S-3, Commission File No. 333-31845, filed in connection with the offering of $600,000,000 of its debt securities and common stock.

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

Item 7.  Exhibits
         --------

       The following Exhibits are filed herewith as part of this current Report:

          Exhibit
          Number                Description of Document
          ------                -----------------------

            1(1) Purchase Agreement, dated January 26, 1998, by and between MGM Grand, Inc., the Subsidiary Guarantors, BancAmerica Robertson Stephens and the Underwriters named therein.

            1(2) Purchase Agreement, dated February 3, 1998, by and between MGM Grand, Inc., the Subsidiary Guarantors, Deutsche Morgan Grenfell Inc. and BancAmerica Robertson Stephens.

            4(1) Indenture, among MGM Grand, Inc., as Issuer, the Guarantors Parties thereto and PNC Bank, National Association, as Trustee, dated as of February 2, 1998.

            4(2) Schedule setting forth material details of the Indenture, among MGM Grand, Inc., as Issuer, the Guarantors Parties thereto and U.S. Trust Company of California, N.A., dated as of February 6, 1998.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MGM GRAND, INC.


February 23, 1998                       By: /s/ Scott Langsner
                                            ------------------
                                            Scott Langsner
                                            Secretary

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